UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

     7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Address of principal executive offices) (Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mundoval Fund

ANNUAL REPORT
December 31, 2009
_______________________________________________________________________________________

Mundoval Fund
Annual Report
December 31, 2009

Fellow Shareholders,

For the one year period ended December 31, 2009, the Mundoval Fund (the “Fund”) returned 33.85% versus 29.99% for the MSCI World Index and 26.46% for the S&P 500 Index. Since inception date on September 3, 2004, the annualized average rate of return for the Mundoval Fund has been 5.44% versus 4.20% for MSCI World Index and 2.03% for the S&P 500 Index.

Net assets under management in the Fund as of December 31, 2009 are $9.78 million. BASF ADR, Taiwan Semiconductor and Nike were sold during the year because the investment adviser either believed them to be fairly valued or determined that there were more attractive securities to be purchased with the proceeds. New security positions for the year included US Bancorp, Telefonica de Espana, Apollo Group, ITT Industries, Boston Scientific, Moody’s Corp, Walt Disney Co., Sysco Corp, Tyco International and General Dynamics.

Positive factors impacting investment performance of the Fund during the year included the Industrial (Ingersoll Rand Co., 3M Company & Illinois Toolworks) and Information Technology Sectors (eBay, Microsoft & Cisco Systems). Negative factors impacting investment performance of the Fund during the quarter included the Financial (Citigroup, AIG & ING Groep and Telecommunications Sectors (SK Telecom).

Healthcare continues to be the largest sector in the Fund while the Industrial Sector and Information Technology Sectors are prominently represented as well. The Fund owned shares of common stock in 42 companies as of December 31, 2009.

As the Mundoval Fund enters its sixth year of operation, we want to thank our shareholders for their patience and conviction during a rather challenging period in the history of the capital markets. Although the mutual fund industry was ravaged by investor redemptions throughout the first half of 2009, the majority of our shareholders maintained and/or increased their holdings in the Fund with the knowledge that the chaos and irrational investor behavior during this volatile period would eventually set the stage for rates of return that are more consistent with the underlying economics of the businesses that they own in the Fund. Our shareholders understand that an investment operation is one that upon thorough analysis provides for a margin of safety and a satisfactory rate of return, provided the investment time horizon is sufficiently long enough to capture a full market cycle.

Thank you for your continued support and confidence. Sincerely, Arthur Q. Johnson, CFA

2009 Annual Report 1

Mundoval Fund

            The Value of a $10,000 Investment in the Mundoval Fund
                     From September 3, 2004 to December 31, 2009
                            As compared to the MSCI World Index
                                                  (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED DECEMBER 31, 2009.

December 31, 2009 NAV $11.18

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Mundoval Fund	33.85%	-2.23%	4.20%	5.44%
MSCI World Index(B)	29.99%	-5.62%	2.01%	4.20%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B)The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2009 Annual Report 2

Mundoval Fund (Unaudited)

                                                         Mundoval Fund

                               by Industry Sectors (as a percentage of Net Assets)

                      *Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     A.Q. Johnson & Co., Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2009 Annual Report 3

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2009 and held through December 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009

Actual	$1,000.00	$1,283.77	$8.63

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

    * Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended December 31, 2009).

2009 Annual Report 4

Mundoval Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Beverages
4,000	Diageo plc **	$ 277,640	2.84%
Books: Publishing or Publishing & Printing
15,000	Pearson plc **	215,400	2.20%
Computer Communications Equipment
15,000	Cisco Systems Inc. *	359,100	3.67%
Electronic & Other Electrical Equipment (No Computer Equipment)
18,000	General Electric Co.	272,340	2.78%
Electronic Computers
17,000	Dell Inc. *	244,120	2.50%
Electronic Connectors
2,000	Tyco International Ltd. (Switzerland)	71,360	0.73%
Fire, Marine & Casualty Insurance
1,750	American International Group, Inc. *	52,465	0.54%
Food and Kindred Products
11,500	Unilever plc **	366,850	3.75%
General Industrial Machinery & Equipment
7,000	Illinois Tool Works Inc.	335,930
11,500	Ingersoll-Rand Co., Ltd. (Ireland)	411,010
		746,940	7.63%
Hospital & Medical Service Plans
6,000	WellPoint Inc. *	349,740	3.57%
Life Insurance
27,852	ING Groep NV **	273,228	2.79%
National Commercial Banks
18,000	Bank of America Corporation	271,080
11,500	Citigroup Inc.	38,065
11,000	US Bancorp	247,610
		556,755	5.69%
Newspapers: Publishing or Publishing & Printing
20,000	News Corporation Class B	318,400	3.25%
Pharmaceutical Preparations
7,000	AstraZeneca plc **	328,580
7,500	GlaxoSmithKline plc **	316,875
4,500	Johnson & Johnson	289,845
4,500	Novartis AG **	244,935
20,000	Pfizer Inc.	363,800
10,500	Sanofi-Aventis **	412,335
		1,956,370	20.00%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
7,500	Dow Chemical Co.	207,225	2.12%
Pumps & Pumping Equipment
3,000	ITT Corporation	149,220	1.53%
Radiotelephone Communications
9,000	SK Telecom Co. Ltd. **	146,340
10,000	Tele Norte Leste Participacoes S.A. **	214,200
		360,540	3.68%
Savings Institution, Federally Chartered
4,675	HSBC Holdings plc **	266,896	2.73%
Services - Advertising Agencies
3,500	Omnicom Group Inc.	137,025	1.40%

*Non-Income Producing Securities. **ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 5

Mundoval Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Business Services, NEC
12,000	eBay Inc. *	$ 282,360	2.89%
Services - Computer Processing & Data Preparation
272	AOL, Inc. *	6,332	0.06%
Services - Consumer Credit Reporting, Collection Agencies
5,000	Moody's Corp.	134,000	1.37%
Services - Educational
4,000	Apollo Group Inc. Class A *	242,320	2.48%
Services - Miscellaneous Amusement
4,000	Walt Disney Co.	129,000	1.32%
Services - Motion Picture & Video
753	Time Warner Cable Inc.	31,167
3,000	Time Warner Inc.	87,420
		118,587	1.21%
Services - Prepackaged Software
12,000	Microsoft Corp.	365,760	3.74%
Ship & Boat Building & Repairing
1,000	General Dynamics Corp.	68,170	0.70%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
3,700	Procter & Gamble Co.	224,331	2.29%
Surgical & Medical Instruments & Apparatus
5,300	3M Co.	438,151
15,000	Boston Scientific Corporation *	135,000
		573,151	5.86%
Telecommunications
3,000	Telefonica SA **	250,560	2.56%
Wholesale - Groceries & Related
3,000	Sysco Corp.	83,820	0.85%
Total for Common Stock (Cost - $9,764,653)		$ 9,660,005	98.73%
Money Market Funds
122,083	First American Treasury Obligation Fund Cl Y 0.00% ***	122,083	1.25%
	(Cost - $122,083)
	Total Investments	9,782,088	99.98%
	(Cost - $9,886,736)
	Other Assets in Excess of Liabilities	2,123	0.02%
	Net Assets	$ 9,784,211	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
			% of Investments
		Fair Value	Securities
Brazil		$ 214,200	2.19%
France		412,335	4.22%
Ireland		411,010	4.20%
Netherlands		273,228	2.79%
Spain		250,560	2.56%
South Korea		146,340	1.50%
Switzerland		316,295	3.23%
United Kingdom		1,772,241	18.12%
United States		5,985,879	61.19%
		$ 9,782,088	100.00%

*Non-Income Producing Securities.
**ADR - American Depositary Receipt.
*** Variable Rate Security; the Yield Rate shown represents
the rate at December 31, 2009.
The accompanying notes are an integral part of these
financial statements.

2009 Annual Report 6

Mundoval Fund

Statement of Assets and Liabilities
December 31, 2009

Assets:
Investment Securities at Fair Value	$ 9,782,088
(Cost - $9,886,736)
Dividend Receivable	14,502
Total Assets	9,796,590
Liabilities:
Payable to Adviser	12,379
Total Liabilities	12,379
Net Assets	$ 9,784,211

Net Assets Consist of:
Capital Paid In	$ 9,887,779
Accumulated Undistributed Net Investment Income	7,401
Accumulated Realized Gain (Loss) on Investments - Net	(6,321)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(104,648)
Net Assets, for 875,011 Shares Outstanding	$ 9,784,211
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($9,784,211/875,011 shares)	$ 11.18

Statement of Operations
For the year ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $11,184)	$ 237,458
Interest	327
Total Investment Income	237,785
Expenses:
Management Fees	118,328
Total Expenses	118,328

Net Investment Income	119,457

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	161,162
Change in Unrealized Depreciation on Investments	2,193,358
Net Realized and Unrealized Gain on Investments	2,354,520

Net Increase (Decrease) in Net Assets from Operations	$ 2,473,977

The accompanying notes are an integral part of these
financial statements.

2009 Annual Report 7

Mundoval Fund

Statements of Changes in Net Assets
	1/1/2009	1/1/2008
	to	to
	12/31/2009	12/31/2008
From Operations:
Net Investment Income	$ 119,457	$ 177,064
Net Realized Gain (Loss) on Investments	161,162	(78,516)
Change in Net Unrealized Appreciation (Depreciation)	2,193,358	(4,007,820)
Increase (Decrease) in Net Assets from Operations	2,473,977	(3,909,272)
From Distributions to Shareholders:
Net Investment Income	(113,542)	(176,629)
Net Realized Gain from Security Transactions	-	(480)
Change in Net Assets from Distributions	(113,542)	(177,109)
From Capital Share Transactions:
Proceeds From Sale of Shares	357,671	846,491
Shares Issued on Reinvestment of Dividends	113,542	177,109
Cost of Shares Redeemed	(213,579)	(1,503,210)
Net Increase (Decrease) from Shareholder Activity	257,634	(479,610)

Net Increase (Decrease) in Net Assets	2,618,069	(4,565,991)

Net Assets at Beginning of Period	7,166,142	11,732,133
Net Assets at End of Period
(Including Accumulated Undistributed Net Investment	$ 9,784,211	$ 7,166,142
Income of $7,401 and $1,481, respectively)

Share Transactions:
Issued	40,954	74,359
Reinvested	10,057	21,572
Redeemed	(24,119)	(125,259)
Net Increase (Decrease) in Shares	26,892	(29,328)
Shares Outstanding Beginning of Period	848,119	877,447
Shares Outstanding End of Period	875,011	848,119

Financial Highlights
Selected data for a share outstanding
throughout the period:	1/1/2009	1/1/2008		9/1/2007(a)		9/1/2006	9/1/2005	9/3/2004*
	to	to		to		to	to	to
	12/31/2009	12/31/2008		12/31/2007		8/31/2007	8/31/2006	8/31/2005
Net Asset Value -
Beginning of Period	$ 8.45	$ 13.37		$ 15.12		$ 12.91	$ 11.04	$ 10.00
Net Investment Income *****	0.14	0.21		0.05		0.16	0.11	0.10
Net Gain (Loss) on Securities
(Realized and Unrealized)	2.72	(4.92)		(0.20)		2.25	1.84	0.95
Total from Investment Operations	2.86	(4.71)		(0.15)		2.41	1.95	1.05

Distributions (From Net Investment Income)	(0.13)	(0.21)		(0.18)		(0.08)	(0.08)	(0.01)
Distributions (From Realized Capital Gains)	-	-	(b)	(1.42)		(0.12)	-	-
Total Distributions	(0.13)	(0.21)		(1.60)		(0.20)	(0.08)	(0.01)

Net Asset Value -
End of Period	$ 11.18	$ 8.45		$ 13.37		$ 15.12	$ 12.91	$ 11.04
Total Return ****	33.85%	(35.15)%		(1.09)%	***	18.81%	17.70%	10.46%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	9,784	7,166		11,732		13,482	7,573	4,800
Ratio of Expenses to Average Net Assets	1.50%	1.50%		1.50%	**	1.50%	1.50%	1.50%	**
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.83%		0.91%	**	1.15%	0.93%	0.97%	**
Portfolio Turnover Rate	14.62%	30.10%		3.86%	***	25.49%	26.46%	14.94%	**

* Commencement of Operations. ** Annualized. *** Not Annualized. **** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions. ***** Per share amounts were calculated using the average shares method.
(a) Effective September 1, 2007, the Fund’s Board of Trustees elected to change the Fund’s fiscal year end to
December 31. (b)Per share amount less than $0.005.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS
MUNDOVAL FUND
December 31, 2009

1.) ORGANIZATION
Mundoval Fund (the "Fund") is a non-diversified series of the Mundoval Funds (the "Trust"), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund's investment objective is long-term capital appreciation. Effective September 1, 2007, the Fund’s Board of Trustees (the “Board”) elected to change the Fund’s fiscal year end to December 31.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. SUBSEQUENT EVENTS: Management has evaluated subsequent events through February 25, 2010, the date the financial statements were issued. There were no subsequent events to report.

2009 Annual Report 9

Notes to the Financial Statements - continued

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are: Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2. In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being val-

2009 Annual Report 10

Notes to the Financial Statements - continued

ued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2009:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$9,660,005	$0	$0	$9,660,005
Money Market Funds	$122,083	0	0	$122,083
Total	$9,782,088	$0	$0	$9,782,088

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2009.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2009.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with A.Q. Johnson & Co., Inc. (the “Adviser”). Under the terms of the Management Agreement the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended December 31, 2009 the Adviser earned management fees totaling $118,328, of which $12,379 was payable to the Adviser as of December 31, 2009.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $1,000 each in Trustees fees by the Adviser for the fiscal year ended December 31, 2009. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,598,925 and $1,096,020 respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at December 31, 2009 was $9,886,736. At December 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,382,784	($1,487,432)	($104,648)

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2009, Arthur Q. Johnson held, in aggregate, 53.43% of the Fund and therefore may be deemed to control the Fund. Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Fund.

2009 Annual Report 11

Notes to the Financial Statements - continued

8.) CAPITAL SHARES
At December 31, 2009 an unlimited number of shares of beneficial interest were authorized. 875,011 shares were issued and outstanding and paid in capital was $9,887,779.

9.) DISTRIBUTIONS TO SHAREHOLDERS
There was a dividend of $0.13127 per share from net investment income paid on December 28, 2009.

The tax character of distributions paid during the periods shown below were as follows:

Distributions paid from:
	2009	2008
Ordinary Income .	$ 113,542	$ 176,629
Short-Term Capital Gain	-0-	-0-
Long-Term Capital Gain	-0-	480
	$ 113,542	$ 177,109

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ 7,401
Undistributed long-term capital gain/(accumulated losses)	(6,321)
Unrealized appreciation/(depreciation)	(104,648)
$ (103,568)

As of December 31, 2009, there were no differences between book basis and tax basis unrealized depreciation.

10.) CAPITAL LOSS CARRYFORWARD
At December 31, 2009, the Fund had available for federal tax purposes an unused capital loss caryforward of $6,321 which expires in 2016. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

2009 Annual Report 12

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Mundoval Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mundoval Fund as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mundoval Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio February 25, 2010

2009 Annual Report 13

TRUSTEES AND OFFICERS Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

	Position		Principal	Number of	Other
Name,	with the	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	Trust	Time	During	Overseen	Held By
and Age		Served	Past 5 Years	By Trustee	Trustee

Arthur Q. Johnson(2), President, Secretary,		Indefinite	President of A.Q. Johnson & Co.,	1	None
48	Treasurer	Term,	Inc. (2002 - current), Principal of
	and Trustee	Since 2004	Brandes Investment Partners, L.P.
(1986-2000).

Natalie M. Gumina,	Chief Compliance	Indefinite	Chief Operating Officer and	N/A	None
27	Officer	Term,	Investment Advisory
		Since 2006	Representative of A.Q. Johnson &
Co. (August 2006 - current).
Financial Advisor for AXA Advisors
(2005-2006). Prior to 2005 she was
a student at University of California
Los Angeles.

(1) The address of each trustee and officer is c/o Mundoval Funds, 7855 Ivanhoe Ave., Ste. 210, La Jolla, CA 92037.
(2) Arthur Q. Johnson is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his affiliation with the Adviser.

Independent Trustees

Name,	Position	Length of	Principal	Number of	Other
Address(3),	with the	Time	Occupation(s)	Portfolios	Directorships
and Age	Trust	Served	During	Overseen	Held By
			Past 5 Years	By Trustee	Trustee

William W. Eigner, 50	Trustee	Indefinite	Attorney of Procopio Cory	1	None
		Term,	Hargreaves & Savitch, LLP (1989 -
		Since 2004	current). Partner of Procopio Cory
Hargreaves & Savitch, LLP (1995 -
current).

David B. Marino, 46	Trustee	Indefinite	Executive Vice President and	1	None
		Term,	Principal of Irving Hughes (1995 -
		Since 2004	current).

Greg Young, 49	Trustee	Indefinite	Account Executive and Director of	1	None
		Term,	Stone & Youngberg, LLC (1990 -
		Since 2004	current).

(3) The address of each Trustee is c/o Mundoval Funds, 7855 Ivanhoe Ave., Ste. 210, La Jolla, CA 92037.

The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-800-595-2877.

2009 Annual Report 14

Board of Trustees
William W. Eigner
Arthur Q. Johnson
David B. Marino
Greg S. Young

Investment Adviser
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Ste. 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/09	FYE 12/31/08
Audit Fees	$14,250	$14,225
Audit-Related Fees	$0	$0
Tax Fees	$2,200	$2,200
All Other Fees	$700	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/09	FYE 12/31/08
Registrant	$2,900	$2,950
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/ Arthur Q. Johnson Arthur Q. Johnson President

Date: 3/2/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Arthur Q. Johnson Arthur Q. Johnson President

Date: 3/2/10

By: /s/ Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: 3/2/10